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                                                                   EXHIBIT 10.34

Note: The Company is seeking confidential treatment on certain portions of this agreement. Confidential terms have been redacted and replaced with a [***]. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                  Confidential
                INTERACTIVE MARKETING AND DISTRIBUTION AGREEMENT
                ------------------------------------------------

     This Interactive Marketing and Distribution Agreement (the "Agreement"), dated as of October 15, 1999 (the "Effective Date"), is between America Online, Inc. ("AOL"), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and Stamps.com Inc. ("Marketing Partner" or "MP"), a Delaware corporation, with offices at 3420 Ocean Park Boulevard, Suite 1040, Santa Monica, CA 90405. AOL and MP may be referred to individually as a "Party" and collectively as the "Parties."

                                  INTRODUCTION
                                  ------------

     AOL and MP each desires to enter into an interactive marketing and distribution relationship whereby AOL will promote an interactive site referred to (and further defined) herein as the Affiliated MP Sites and distribute MP's software referred to (and further defined) herein as the MP Software. This relationship is further described below and is subject to the terms and conditions set forth in this Agreement. Defined terms used but not defined in the body of the Agreement will be as defined on Exhibit B attached hereto.

                                     TERMS
                                     -----

1.   PROMOTION, DISTRIBUTION AND MARKETING.
     -------------------------------------

     1.1  AOL Promotion of the Affiliated MP Sites.
          ----------------------------------------

          1.1.1.  Promotions to be Provided.  AOL will provide MP with the
                  -------------------------
                  Promotions for the Affiliated MP Sites described on Exhibit A attached hereto. Subject to MP's reasonable approval, AOL will have the right to fulfill its promotional commitments with respect to any of the foregoing by providing MP comparable promotional placements in appropriate alternative areas of the AOL Network. In addition, if AOL is unable to deliver any particular Promotion, AOL will work with MP to provide MP, as its sole remedy, a comparable promotional placement that is reasonably satisfactory to MP. AOL reserves the right to redesign or modify the organization, structure, "look and feel," navigation and other elements of the AOL Network at any time. In the event such modifications materially and adversely affect any specific Promotion, AOL will work with MP to provide MP, as its sole remedy, a comparable promotional placement that is reasonably satisfactory to MP. A "comparable promotional placement" shall be from the same class of inventory (i.e., Targeted or Broad Reach) as the placement which it replaces. Throughout the Term, subject to AOL's inventory availability and ability to resell inventory at a comparable CPM rate, MP may reallocate the Promotions, including without limitation, canceling and/or changing certain sites, and adding new or different sites. AOL agrees that in the event MP requests a reallocation of Promotions, AOL will attempt in good faith to resell the effected inventory. Provided that MP shall give AOL at least sixty (60) days advance notice of its desire for any significant increase or decrease in the run rate of the Promotions to be delivered hereunder, AOL will use commercially reasonable efforts to accommodate MP's request.

          1.1.2.  Technology Integration.  During the Term, subject to the terms
                  ----------------------
                  and conditions of this Agreement, AOL will offer the MP Software on the AOL Network as set forth in this Agreement on
                  Exhibit I and, provided that MP has complied in all material respects with the requirements set forth on Exhibit I, will make such MP Software available within the timelines as set forth therein.

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     1.2.  Impressions Commitment.  During the Term, AOL shall deliver the
           ----------------------
           Impressions to the Affiliated MP Sites through the Promotions in accordance with the timelines set forth in Exhibit A (the "Impressions Commitment"). AOL will use commercially reasonable efforts to deliver the Impressions in the calendar quarters designated by MP and agreed to by AOL. Except as otherwise required under this Agreement, AOL will not be obligated to provide in excess of any Impressions target amount in any year. With respect to the Impressions targets specified on Exhibit A, in the event AOL provides an excess of any annual Impressions target amounts in any contract year, the Impressions target for the subsequent year will be reduced by the amount of such windfall. Any shortfall in Impressions at the end of a contract year will not be deemed a breach of the Agreement by AOL; instead such shortfall will be added to the Impressions target for the subsequent year. In the event there is (or will be in AOL's reasonable judgment) a shortfall in Impressions as of the end of the Initial Term (a "Final Shortfall"), AOL will provide MP, as its sole remedy, with comparable promotional placements that are reasonably satisfactory to MP in appropriate areas of the AOL Network.

     1.3.  Content of Promotions.  The Promotions will link only to the
           ---------------------
           Affiliated MP Sites and will promote only MP and the MP Products described on Exhibit D, and, subject to AOL's reasonable approval, such other Products as MP may designate from time to time. The specific MP Content to be contained within the Promotions described in Exhibit A (the "Promo Content") will be determined by MP, subject to AOL's technical limitations, the terms of this Agreement and AOL's then-applicable policies relating to advertising and promotions (copies of which are available from AOL at any time upon request). The Parties will meet in person or by telephone at least monthly to review operations and performance hereunder, including a review of the Promo Content to ensure that it is designed to maximize performance. MP will consistently update the Promo Content, and, provided that such Promo Content complies with AOL's generally applicable editorial standards, AOL shall use commercially reasonable efforts to post such updated Promo Content within three (3) days of receipt thereof.

     1.4.  MP Promotion of Affiliated MP Site and AOL.  As set forth in fuller
           ------------------------------------------
           detail in Exhibit C, provided that AOL is not in material breach of this Agreement after the expiration of any applicable cure period, MP will promote AOL as its preferred Internet service provider, will promote the availability of the Affiliated MP Sites through the AOL Network and will not promote any AOL Competitor specifically listed on Exhibit B-1 on the Customer Perks page of the principal Additional MP Channel to a greater degree than it promotes AOL on such channel.

2.   AFFILIATED MP SITE.
     ------------------

     2.1.  Content.  MP will make available through the Affiliated MP Sites the
           -------
           comprehensive offering of Products and related Content described on Exhibit D. Except as mutually agreed in writing by the Parties, the Affiliated MP Sites and the MP Client will contain only Content that is directly related to the MP Products listed on Exhibit D and will not contain any third-party products, services, programming or other Content. All sales of Products through the Affiliated MP Sites or the MP Client will be conducted through a direct sales format; MP will not promote, sell, offer or otherwise distribute any products through any format other than a direct sales format (e.g., through auctions or clubs) without the prior written consent of AOL; provided, however, that MP may use a third-party for back-end fulfillment. MP will review, delete, edit, create, update and otherwise manage all Content provided by MP and made available on or through the Affiliated MP Sites or the MP Client in accordance with the terms of this Agreement. MP will ensure that none of the Affiliated MP Sites nor the MP Client in any respect promote, advertise, market or distribute the products, services or content of any AOL Competitor, provided, however, that this

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           restriction (i) shall not apply to MP's customer service instant messaging technology if such technology is used solely in connection with customer service, (ii) shall be subject to the cure period set forth in Section 5.4 of this Agreement, and (iii) shall not apply to information relating to the compatibility of the MP Software with any AOL Competitor's tool or application, provided MP shall not provide any links to any AOL Competitor. The Affiliated MP Sites shall be designed and maintained in accordance with the terms of Exhibit J attached hereto.

     2.2.  Production Work.  Except as agreed to in writing by the Parties
           ---------------
           pursuant to the "Production Work" section of the Standard Online Commerce Terms & Conditions attached hereto as Exhibit F, MP will be responsible for all production work associated with the Affiliated MP Sites, including all related costs and expenses.

     2.3.  Technology. MP will use commercially reasonable efforts to conform
           ----------
           its promotion and sale of Products through the Affiliated MP Sites to the then-existing technologies identified by AOL which are optimized for the AOL Service including, without limitation, any "quick checkout" tool which AOL may implement to facilitate purchase of products by AOL Users through the Affiliated MP Sites; provided such efforts do not require MP to incur substantial incremental costs or materially alter its existing methods for promoting and/or selling Products. AOL reserves the right to review and test the Affiliated MP Sites from time to time to determine whether the site is compatible with AOL's then-available client and host software and the AOL Network.

     2.4.  Product Offering.  MP will use its commercially reasonable efforts to
           ----------------
           ensure that the Affiliated MP Sites include all of the Products and other Content (including, without limitation, any features, offers, contests, functionality or technology) that are then made generally available by MP through any Additional MP Channel; provided, however, that (i) such inclusion will not be required where it is commercially or technically impractical to either Party (i.e., inclusion would cause either Party to incur substantial incremental costs); and (ii) the specific changes in scope, nature and/or offerings required by such inclusion will be subject to the terms of this Agreement.

     2.5.  Pricing and Terms.  MP will ensure that: (i) the prices (and any
           -----------------
           other required consideration) for Products in the Affiliated MP Sites are generally competitive in the aggregate with the prices for the Products or substantially similar Products offered by or on behalf of MP through any Additional MP Channel; (ii) the terms and conditions related to Products in the Affiliated MP Sites are generally competitive with the terms and conditions for the Products or substantially similar products offered by or on behalf of MP through any Additional MP Channel; and (iii) the terms and conditions related to Products in the Affiliated MP Sites are reasonably competitive in all material respects with the terms and conditions for the Products or substantially similar products offered by any MP Competitor through any Interactive Site.

     2.6.  Exclusive Offers/Member Benefits. MP will generally promote through
           --------------------------------
           the Affiliated MP Sites any special or promotional offers made available by or on behalf of MP on any Additional MP Channel. MP shall not be required to comply with the foregoing provision if compliance therewith would result in a breach by MP of any contractual arrangements with third parties, and it is understood by the Parties that the foregoing shall not prevent MP from providing one time special offers which may not be appropriate for AOL Users. In addition, MP shall promote through the Affiliated MP Sites on a regular and consistent basis special offers available to AOL Users (the "AOL Offers"). The AOL Offer made available by MP shall provide a substantial member benefit to AOL Users, as reasonably determined by MP, either by virtue of a meaningful price discount, product enhancement, unique service benefit or other special feature. MP will provide AOL with reasonable prior

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           notice of AOL Offers so that AOL can market the availability of such
           AOL Offers in the manner AOL deems appropriate in its editorial discretion. MP will use commercially reasonable efforts to ensure that special or promotional offers are made available to AOL Users (through AOL Offers or otherwise) with the same frequency and level of benefit as made available through any Additional MP Channel.

     2.7.  Operating Standards.  MP will ensure that the Affiliated MP Sites
           -------------------
           comply in all material respects at all times with the standards set forth in Exhibit E. To the extent site standards are not established in Exhibit E with respect to any aspect or portion of the Affiliated MP Sites (or the Products or other Content contained therein), MP will provide such aspect or portion at a level of accuracy, quality, completeness, and timeliness which meets or exceeds prevailing standards in the online postage industry. In the event MP fails to comply with any material terms of this Agreement and such non-compliance continues for more than ten (10) days beyond AOL's written notice to MP of such non-compliance, AOL will have the right (in addition to any other remedies available to AOL hereunder) to decrease the Impressions it provides to MP hereunder on a proportional basis until such time as MP corrects its non-compliance (and in such event, AOL will be relieved of the proportionate amount of any Impressions Commitment made to MP by AOL hereunder corresponding to such decrease in promotion) and any revenue threshold(s) set forth in Section 4 will each be adjusted proportionately to correspond to such decrease in the Impressions Commitment.

     2.8.  Advertising Sales. Neither Party will be entitled to sell any links,
           -----------------
           pointers, sponsorships, promotions or similar advertisements or rights within the Affiliated MP Sites or the MP Client
           ("Advertisements") unless mutually agreed in writing by the Parties.

     2.9.  Traffic Flow. MP will take reasonable efforts to ensure that AOL
           ------------
           traffic is either kept within the Affiliated MP Sites or channeled back into the AOL Network. The Parties will work together on implementing mutually acceptable links from the Affiliated MP Sites back to the AOL Service. In the event that AOL points to the Affiliated MP Sites or otherwise delivers traffic to such site hereunder, MP will ensure that navigation back to the AOL Network from such site, whether through a particular pointer or link, the "back" button on an Internet browser, the closing of an active window, or any other return mechanism, shall not be interrupted by MP through the use of any intermediate screen or other device not specifically requested by the user, including without limitation through the use of any html popup window or any other similar device.

3.   AOL EXCLUSIVITY OBLIGATIONS.
     ---------------------------

     3.1.  Software Integration Exclusivities. During the Initial Term, provided
           ----------------------------------
           that MP is not in material breach of this Agreement after the expiration of any applicable cure period, AOL will not include any Competitor Software, or otherwise promote any MP Competitor's Internet postage products or services or any Initial MP Competitor Additional Products (other than through general Run of Service Inventory):

           [***]



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           [***]

     3.2.  Other Exclusivities. Provided that MP is not in material breach of
           -------------------
           this Agreement after the expiration of any applicable cure period, with respect to the MP Competitors, MP will be:

           [***]

     3.3.  Limitations on Exclusivities. Except as expressly otherwise provided
           ----------------------------
           in this Agreement, no provision of this Agreement will limit AOL's ability (on or off the AOL Network) to (i) undertake activities or perform duties pursuant to existing arrangements with third parties (or pursuant to any agreements to which AOL becomes a party subsequent to the Effective Date as a result of Change of Control, assignment, merger, acquisition or other similar transaction) or (ii) create contextual links within editorial commentary (other than for consideration) relating to any third party marketer of the Exclusive Product.

     3.4.  Banner Impression Restrictions.  During the Initial Term, AOL shall
           ------------------------------
           permit no MP Competitor to purchase more than [***] of available Run of Service inventory on any Postage Center or on any screen on which MP has a sponsorship, as set forth in the carriage plan attached hereto as Exhibit A.
                     ---------

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4.   PAYMENTS.
     --------

     4.1.  Guaranteed Payments.
           -------------------

           4.1.1. Subject to the terms and conditions set forth herein, including without limitation Section 4.1.2 below, MP will pay AOL a guaranteed payment ("Guaranteed Payment") of Fifty Six Million Dollars ($56,000,000) as follows:

           [***]

           4.1.2. Notwithstanding the foregoing, upon the closing of the Second Closing (as defined in the Stock Purchase Agreement), MP shall pay AOL [***] as partial payment of the Guaranteed Payment and, upon such payment, the amount of the Final Payment shall be reduced from [***] to [***]. The payment due pursuant to this Section 4.1.2 shall be paid on the date of the Second Closing, provided that MP shall be entitled to the applicable cure period set forth in Section 5.4 hereof.

     4.2.  Sharing of Transaction Revenues. Subject to Section 5.7, if during
           -------------------------------
           the first contract year the number of AOL Purchasers exceeds [***] on a cumulative basis (the "First User Threshold"), then MP will pay AOL [***] of the Transaction Revenues generated after the First User Threshold is met. If during the second contract year the number of AOL Purchasers exceeds [***], on a cumulative basis (the "Second User Threshold"), then MP will pay AOL [***] of the Transaction Revenues generated after the Second User Threshold is met. If during the third contract year the number of AOL Purchasers exceeds [***] on a cumulative basis (the "Third User Threshold"), then MP will pay AOL [***] of the Transaction Revenues generated after the Third User Threshold is met. During any Renewal Term, MP shall pay AOL [***] of the Transaction Revenues. MP will pay all of the foregoing amounts on a quarterly basis within thirty (30) days following the end of the quarter in which the applicable Transaction Revenues were generated. Notwithstanding the foregoing, MP's obligation to pay AOL a percentage of Transaction Revenues shall cease [***] from the date MP acquires the applicable AOL Purchaser.

     4.3.  Wired Payments. All payments required hereunder will be paid in
           --------------
           immediately available U.S. funds wired to the "America Online" account, [***].

     4.4.  Auditing Rights.
           ---------------

           MP will maintain complete, clear and accurate records of all expenses, revenues and fees in connection with the performance of this Agreement. For the sole purpose of ensuring compliance with
           Section 4.2 of this Agreement, AOL will have the right, exercisable not more than once every twelve (12) months, to appoint an independent certified public accountant to conduct a reasonable and necessary inspection of portions of the books and records of MP which are relevant to the payment of Transaction Revenues to AOL pursuant to this Agreement. Any such audit may be conducted after twenty (20) business days prior written notice to MP. AOL shall bear the expense of any audit conducted pursuant to this Section 4.4 unless such audit shows an error in AOL's favor amounting to a deficiency to AOL in excess of five percent (5%) of the actual amounts paid and/or payable to AOL hereunder, in which event MP shall bear the reasonable expenses of the audit. MP shall pay AOL the amount of any deficiency discovered by AOL within thirty (30) days after receipt of written notice thereof from AOL.

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     4.5.  Taxes. MP will collect and pay and indemnify and hold AOL harmless
           -----
           from any sales, use, excise or similar tax including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorney's fees which arises out of
           (1) the sale by MP of tangible personal property or any taxable service (including but not limited to advertising) to AOL, or (2) any transaction between MP and customers other than AOL. AOL will collect any pay and indemnify and hold MP harmless from any sales, use, excise, internet access, telecommunication or any other similar tax or fee including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorney's fees which arises in connection with actions taken, or transactions engaged in, by AOL other than those taxes that directly relate to (1) the sale by MP of tangible personal property or any taxable service to AOL, or (2) any transaction between MP and its customers other than AOL.

     4.6.  Reports.
           -------

           4.6.1.  Sales Reports.  MP will provide AOL in an automated manner
                   -------------
                   with a monthly report detailing the following activity: the Transaction Revenues due for such period, as well as the total number of AOL Purchasers during such period ("Sales Report"). AOL shall be entitled to use the Sales Reports in its business operations, subject to the terms of this Agreement. The Sales Reports shall be deemed the Confidential Information of both Parties.

           4.6.2.  Usage Reports.  On a weekly basis, AOL shall provide MP with
                   -------------
                   a report, accessible electronically via a password protected site, detailing the following activity in such period (and any other information mutually agreed upon by the Parties or reasonably required for measuring Impression and MP Software delivery): (i) standard usage information detailing the Promotions (e.g. a schedule of the Impressions delivered by AOL at such time, separated by property); (ii) summary distribution information of the MP Software pursuant to Exhibit H by date, location and method; and (iii) summary download information of the MP Software pursuant to Exhibit I by date and property (the information in clauses (i), (ii) and (iii), "Promotions Reports"). MP shall be entitled to use the Promotions Reports in its business operations, subject to the terms of this Agreement. The Promotions Reports shall be deemed the Confidential Information of both Parties. The information in such Promotions Reports shall be subject to third-party audit in accordance with AOL's routine business practice and AOL shall provide MP with a summary of all results of such audits promptly upon receipt of the same.

           4.6.3.  Fraudulent Transactions.  To the extent permitted by
                   -----------------------
                   applicable laws, rules and regulations, MP will provide AOL with a prompt report of any fraudulent order, including the date, screenname or email address and amount associated with such order, promptly following MP obtaining knowledge that the order is, in fact, fraudulent.

5.   TERM; RENEWAL; TERMINATION.
     --------------------------

     5.1.  Term.  Unless earlier terminated as set forth herein, the initial
           -----
           term of this Agreement will be three (3) years from the Effective Date (the "Initial Term").

     5.2.  Renewal.  Upon conclusion of the Initial Term, AOL will have the
           -------
           right to renew the Agreement for two (2) successive one-year renewal terms (each a "Renewal Term" and together with the Initial Term, the "Term"). During any such Renewal Term: (i) MP will not

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           be required to pay any guaranteed, fixed payment or perform the cross-promotional obligations specified in Section 1; and (ii) AOL will not be required to undertake any fixed exclusivity or promotional/placement obligations; provided that (iii) for so long as AOL may elect to maintain the exclusivity commitments contained herein during a Renewal Term, MP will continue to perform its cross-promotional obligations. A Renewal Term shall automatically commence following the expiration of the Initial Term (or prior Renewal Term, as the case may be), provided that AOL shall be entitled to terminate any such Renewal Term with ninety (90) days prior written notice to MP. Notwithstanding any provision of this Agreement to the contrary, during any Renewal Term, MP shall pay AOL the revenue sharing required pursuant to Section 4.2 without regard to any hurdles set forth therein.

     5.3.  Continued Links. Upon expiration of the Term, AOL may, at its
           ----------------
           discretion, continue to promote one or more "pointers" or links from the AOL Network to an MP Interactive Site.

     5.4.  Termination for Breach.  Except as expressly provided elsewhere in
           ----------------------
           this Agreement, and subject at all times to the provisions set forth in Section 6 regarding dispute resolution, either Party may terminate this Agreement at any time in the event of a material breach of the Agreement by the other Party which remains uncured after thirty (30) days written notice thereof to the other Party (or such shorter period as may be specified elsewhere in this Agreement); provided, however, that (a) AOL will not be required to provide notice to MP in connection with MP's failure to make any payment to AOL required hereunder, and the cure period with respect to any payment required under Section 4.1 of this Agreement will be fifteen (15) days from the date for such payment provided for herein, and (b) in the event such material breach (i) is solely the result of the revocation by the USPS of any approval necessary for MP to conduct its business, and (ii) is not a breach of MP's payment obligations hereunder, then the cure period applicable to such material breach shall be ninety
           (90) days; provided that this provision shall not affect AOL's right to decrease the Impressions Commitment pursuant to Section 2.7 of this Agreement.

     5.5.  Termination for Bankruptcy/Insolvency; USPS Program Termination.
           -------------------------------------  ------------------------

           5.5.1. Either Party may terminate this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

           5.5.2. MP may terminate this Agreement immediately following written notice to AOL if the USPS terminates its Information-Based Indicia Program (the "IBIP Program").

     5.6.  Termination on Change of Control. In the event of (i) a Change of
           --------------------------------
           Control of MP resulting in control of MP by an AOL Competitor specifically listed on Exhibit B-1 or (ii) a Change of Control of AOL, the other Party, respectively, may terminate this Agreement by providing forty five (45) days prior written notice to the other Party of such intent to terminate.

     5.7.  Effect of Termination. Upon the termination (x) in accordance with
           ---------------------
           Section 5.4 of this Agreement by MP as a result of AOL's breach, (y) pursuant to Section 5.6 of this Agreement or (z) pursuant to Section 5.5.2, the Guaranteed Payment obligations of MP shall cease, and AOL shall refund to MP a pro rata amount of the Guaranteed Payment paid to AOL hereunder; and any payment obligations accrued pursuant to
           Section 4.2 prior to termination or expiration will survive, but no additional amounts shall be payable after such termination or expiration.

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     5.8.  Press Releases.  Each Party will submit to the other Party, for its
           ---------------
           prior written approval, which will not be unreasonably withheld or delayed, any press release or any other public statement ("Press Release") regarding this Agreement or the transactions contemplated hereunder. The Parties agree to issue a mutually acceptable initial Press Release announcing the business relationship between them within thirty (30) days of the Effective Date ("Initial Release"). Notwithstanding the foregoing, subsequent to the Initial Release, either Party may issue disclosures as required by law without the consent of the other Party and in such event, the disclosing Party will provide at least five (5) business days prior written notice of such disclosure.

6.   MANAGEMENT COMMITTEE/ARBITRATION.
     --------------------------------

     6.1.  Management Committee.  The Parties will act in good faith and use
           ---------------------
           commercially reasonable efforts to promptly resolve any claim, dispute, controversy or disagreement (including without limitation, those rising to the level of a material breach pursuant to Section 5.4) (each a "Dispute") between the Parties or any of their respective subsidiaries, Affiliates, successors and assigns under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot resolve the Dispute within a reasonable time frame, the Dispute will be submitted to the Management Committee for resolution. For ten (10) days following submission of the Dispute to the Management Committee, the Management Committee will have the exclusive right to resolve such Dispute; provided further that the Management Committee will have the final and exclusive right to resolve Disputes arising from any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten-day period, then the Management Committee will consider in good faith the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator, the dispute will be subject to the resolution mechanisms described below. "Management Committee" will mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section 6 and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party will seek, nor will be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this
           Section 6 and then, only in compliance with the procedures set forth in this Section 6.

     6.2.  Arbitration.  Except for Disputes relating to issues of (i)
           ------------
           proprietary rights, including but not limited to intellectual property and confidentiality, and (ii) any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms (which will be resolved by the Parties solely and exclusively through amicable resolution as set forth in Section 6.1), any Dispute not resolved by amicable resolution as set forth in Section 6.1 will be governed exclusively and finally by arbitration. Such arbitration will be conducted by the American Arbitration Association ("AAA") in Washington, D.C. if brought by MP, and in Los Angeles, California if brought by AOL, and will be initiated and conducted in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary Procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules will be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures will not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

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                                       9

     6.3.  Selection of Arbitrators.  The arbitration panel will consist of
           -------------------------
           three arbitrators. Each Party will name an arbitrator within ten (10) days after the delivery of the Demand. The two arbitrators named by the Parties may have prior relationships with the naming Party, which in a judicial setting would be considered a conflict of interest. The third arbitrator, selected by the first two, should be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten (10) days, a third neutral arbitrator will be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the Parties agree otherwise.

     6.4.  Governing Law.  The Federal Arbitration Act, 9 U.S.C. Secs. 1-16,
           --------------
           and not state law, will govern the arbitrability of all Disputes. The arbitrators will allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators will reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence will apply in toto. The arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings.

     6.5.  Arbitration Awards.  The arbitrators will have the authority to award
           -------------------
           compensatory damages only. Any award by the arbitrators will be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators will be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration will be kept confidential and no Party will disclose to any person any information about such arbitration, except as necessary to conduct such arbitration, and as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.

     6.6.  Fees.  Each Party will pay the fees of its own attorneys, expenses of
           -----
           witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") will be borne equally by the Parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of Attorneys' Fees to the prevailing Party as determined by the arbitrators.

     6.7.  Non Arbitratable Disputes.  Any Dispute that is not subject to final
           --------------------------
           resolution by the Management Committee or to arbitration under this
           Section 6 or by law (collectively, "Non-Arbitration Claims") will be brought in a court of competent jurisdiction in the Commonwealth of Virginia. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia, over any and all Non-Arbitration Claims and any and all actions to enforce such claims or to recover damages or other relief in connection with such claims.

7.   DISTRIBUTION OF MP SOFTWARE WITH AOL CD-ROMS. Subject to the terms and
     --------------------------------------------
     conditions of this Agreement, AOL will distribute the MP Software in accordance with the provisions of Exhibit H attached hereto within the timelines as set forth therein, provided that MP has complied in all material respects with all requirements set forth on Exhibit H.

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                                       10

8.   EMPLOYEE  ACCOUNTS. During the Term, AOL agrees to provide at least [***]
     -------------------
     Overhead Accounts for use by MP's employees in accordance with Section 11 of Exhibit F.

9.   CONTINUATION OF RAINMAN AREAS. During the Term, subject to the terms of
     -----------------------------
     this Section 9, MP shall be entitled to maintain the Rainman Areas (as defined in that certain AOL Advertising Insertion Order entered into by and between the parties dated as of December 14, 1998 (the "Prior Agreement")). Notwithstanding the foregoing, in the event that the expenses associated with maintaining the Rainman Areas shall increase beyond a nominal amount, AOL shall provide MP with written notice of such increase and MP shall, at its option, either discontinue the Rainman Areas or reimburse AOL for its expenses incurred directly in connection with AOL's performance under this
     Section 9.

10.  NEWLY CREATED CONTENT AREAS.  During the Term, AOL and MP will explore the
     ---------------------------
     creation of additional content areas on the AOL Network related to Internet mailing, postage and shipping.

11.  DISCOUNTED MAILING LIST.  AOL agrees to make its mailing lists available to
     -----------------------
     MP on the terms set forth on Exhibit K.

12.  AOL INTEGRATION OF POSTAGE CLIENT.  In the event that AOL desires, during
     ---------------------------------
     the Initial Term, to integrate an Internet USPS postage product into any part of the AOL Network or any branded client, the Parties shall discuss in good faith the possibility of AOL's using MP's products for such integration.

13.  DEVELOPMENT OF CO-BRANDED CLIENT.  At AOL's option, the Parties shall
     --------------------------------
     discuss in good faith the possibility of developing a co-branded MP Client to be distributed through the AOL Network.

14.  AOL LOGO.  During the Term, MP shall set the AOL logo as the default
     --------
     graphic to be printed on Internet postage printed through the MP Client by AOL Purchasers.

15.  MERGER OF POSTAGE AND SHIPPING CENTERS.  In the event that AOL decides to
     --------------------------------------
     merge any postage and shipping centers which are subject to this Agreement, the Parties agree that MP shall have in such combined center all rights which have been granted to MP for postage centers under this Agreement.

16.  DESIGNATED ACCOUNT EXECUTIVES.  MP shall have [***] designated account
     -----------------------------
     executives who shall commit at least [***] of their work time to be available to assist with MP's account; provided, however, that at any time after the first anniversary of this Agreement, at AOL's request, the Parties shall conduct good faith discussions about the appropriate staffing levels for MP's account and shall make such changes to such staffing levels as the Parties shall mutually agree.

17.  POSTAGE AND SHIPPING CENTER TOOL INTEGRATION. MP shall be permitted to
     --------------------------------------------
     integrate a tool or functionality relating to USPS postage in any Shipping Center or Postage Center of the AOL Service, Netcenter and CompuServe; provided that AOL shall have the right to approve such tool or functionality, which approval shall not be unreasonably withheld or delayed.

18.  WARRANT. As additional consideration for AOL's commitments hereunder, and
     -------
     subject to the provisions hereof, MP shall deliver as of the Effective Date, a Common Stock Purchase Warrant Agreement in a form mutually acceptable to the Parties ("Warrant Agreement"), which Warrant Agreement shall include a provision that the warrants represented by the Warrant Agreement shall be increased by fifty percent (50%) of the warrants then issued upon MP's material breach of its obligations under Section 4.1 hereof after the expiration of the applicable cure period.

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                                       11

19.  PIP PROGRAM.  Provided that MP elects to continue its participation in the
     -----------
     PIP Program after April 30, 2000, MP commits to use not less than [***] (the "Minimum Amount") of its [***] allowance hereunder per month. In the event that MP does not use such minimum amount in any month, MP acknowledges and agrees that AOL will debit its allowance of the Minimum Amount, notwithstanding MP's failure to use the PIP Program during such month.

20.  NETSCAPE INSTALLER. AOL is currently exploring the practicability of
     ------------------
     including the MP Software as a download option with Netscape Navigator 5.0. In the event that AOL is unable to include the MP Software as a download option with Netscape Navigator 5.0 upon its launch in 2000, AOL shall provide MP with integration of equivalent value, which integration shall be reasonably satisfactory to MP. Notwithstanding the foregoing, AOL shall include the MP Software in the event that AOL includes commerce partner software (as opposed to software designed to enhance the Netscape browser) of similar size to the MP Software as a download option.

21.  KEYWORD:  STAMPS.  AOL will create a "referee" screen in the appropriate
     ----------------
     areas of the AOL Service to which Keyword Stamp or Stamps will link. Such "referee" screen will contain programming created by AOL in its sole discretion, provided that, AOL shall provide MP with a button or link on such screen which will link to the Affiliated MP Sites or any other area agreed upon by the parties. MP shall be the only provider of online postal services (except for specialty or collectible non-electronically issued postage stamp providers) to be provided with a button or link on such "referee" screen. For the avoidance of doubt, the "referee" screen shall not promote products or display banners, sponsorships or other forms of advertising or content related to mailing or shipping services.

22.  INTERNATIONAL.  The Parties shall discuss in good faith the possibility of
     -------------
     providing MP with distribution of the MP Software through AOL international properties.

23.  CORPORATE SOLUTION.  In the event that AOL desires to develop a corporate
     ------------------
     Internet USPS postage solution, the Parties shall discuss in good faith the possibility of MP's developing such corporate solution.

24.  NETSCAPE NEWSLETTER.  During the Initial Term, MP shall receive premier
     --------------------
     placement on the Netscape Newsletter.

25.  EFFECT ON PRIOR AGREEMENT.  The Parties agree that MP's payment obligations
     --------------------------
     under the Prior Agreement which accrue after the date hereof shall no longer be payable and shall be deemed satisfied by MP's execution of this Agreement.

26.  STANDARD TERMS.  The Standard Online Commerce Terms & Conditions set forth
     --------------
     on Exhibit F attached hereto and Standard Legal Terms & Conditions set forth on Exhibit G attached hereto are each hereby made a part of this Agreement.

                            [Signature Page Follows]

EXECUTION COPY
CONFIDENTIAL

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.                       STAMPS.COM INC.


By: /s/ Eric L. Keller                     By: /s/ John M. Payne
   ------------------------------             -----------------------------
Name    Eric L. Keller                     Name:   John M. Payne
Title:  Vice President                     Title:  President & CEO


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                                       13

                                   EXHIBIT A

                              Placement/Promotion
                              -------------------



I.   CARRIAGE PLAN - See attached.

II. During the Term, subject to the terms and conditions hereof, MP shall have the right to use the following Keyword Search Terms: Stamps.com, plus two other terms to be designated in the future (subject to AOL's generally applicable Keyword guidelines). Subject to AOL's approval, which may be withheld in its sole discretion, MP shall have the right to include additional Keyword Search Terms from time to time during the Term.

EXECUTION COPY
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                                       14

                                 CARRIAGE PLAN
                                 -------------

                                                                   FLIGHTS                Year 1    Year 2    Year 3    TOTALS
--------------------------------------------------------------------------------------------------------------------------------
                                                           COPY
                                              SERVICE      SIZE     START       END       Imps/Y1   Imps/Y2   Imps/Y3    IMPS
--------------------------------------------------------------------------------------------------------------------------------
T     AOL Postage Center- Premier          AOL Service               10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Dominant Position*
--------------------------------------------------------------------------------------------------------------------------------
T     AOL Postage Center  Widget -         AOL Service               10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Branded
--------------------------------------------------------------------------------------------------------------------------------
T     Mail Center Sponsorship              AOL Service      120X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
      EXCLUSIVE
--------------------------------------------------------------------------------------------------------------------------------
T     Business Service Sponsorship         AOL Service      120X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
      EXCLUSIVE
--------------------------------------------------------------------------------------------------------------------------------
T     Workplace ROS Banners                AOL Service      234X60    2/15/00   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Workplace Research a Company         AOL Service      88x31    10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Sponsor
--------------------------------------------------------------------------------------------------------------------------------
T     Salary and Benefits Sponsor          AOL Service      88x31    10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Mail for Work Sponsorship            AOL Service      120x60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
      EXCLUSIVE
--------------------------------------------------------------------------------------------------------------------------------
T     Address Book Sponsorship             AOL Service      120x60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
      EXCLUSIVE
--------------------------------------------------------------------------------------------------------------------------------
T     Workplace - BKH ROS Banners          AOL Service      234X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Business Classified Banners          AOL Service      468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Welcome Screen Graphic               AOL Service               10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     AOL.com Business Services            AOL.com          141X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Sponsor
--------------------------------------------------------------------------------------------------------------------------------
T     Yellow Pages - Run of Business       AOL.com          468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Services
--------------------------------------------------------------------------------------------------------------------------------
T     Hometown - Run of Home-Based         AOL.com          468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Businesses
--------------------------------------------------------------------------------------------------------------------------------
T     Hometown - Run of Home-Based         AOL.com          468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Businesses (Member Pages)
--------------------------------------------------------------------------------------------------------------------------------
T     Small Business Banners               DCI              234X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     DCI Postage Center - Premier         DCI              234X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Dominant Position*
--------------------------------------------------------------------------------------------------------------------------------
T     DCI Postage Center Widget -          DCI                       10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Branded
--------------------------------------------------------------------------------------------------------------------------------
T     Business Classifieds Banner          DCI              234X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Netcenter Postage Center:            Netscape                  10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Premier Dominant Positioning*
      and content Position
--------------------------------------------------------------------------------------------------------------------------------
T     Netcenter Postage Center Widget      Netscape                  10/14/99   10/13/02     [***]     [***]     [***]    [***]
      - Branded
--------------------------------------------------------------------------------------------------------------------------------
T     What's New/Cool  1 - month           Netscape         141X60   10/1/99    10/31/99     [***]         -         -    [***]
      Sponsorship
--------------------------------------------------------------------------------------------------------------------------------
T     Business Channel Sponsor             Netscape         141X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Business Banner Rotation             Netscape         468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Business Text Link                   Netscape          Text    10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Small Business Sponsor Rotation      Netscape         141X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Small Business Banner Rotation       Netscape         468X60   10/14/99   10/13/02     [***]         -         -    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Small Business Text Link Rotation    Netscape          Text    10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Business Journal Sponsor             Netscape         141X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Business Classifieds Banner          Netscape         468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Delivery Center Sponsor              Netscape         141X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Yellow Pages Sponsorship             Netscape         141X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
      EXCLUSIVE
--------------------------------------------------------------------------------------------------------------------------------
T     Open Directory SOHO Category         Netscape         141X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Sponsorships
--------------------------------------------------------------------------------------------------------------------------------

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CONFIDENTIAL

--------------------------------------------------------------------------------------------------------------------------------
T     C&I ROS Banners                      Netscape         468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     C&I ROS Text Links                   Netscape          Text    10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Travel ROS Banners                   Netscape         468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Personal Finance ROS Banners         Netscape         468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     American Greetings Business to       AOL Partner      120X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Business
--------------------------------------------------------------------------------------------------------------------------------
T     American Greetings Office Humor      AOL Partner      120X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     EBAY@AOL ROS                         AOL Partner      468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Realtor.com ROS Banners              AOL Partner      468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Premier Positioning in the           Compuserve                10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Digital Business & Small Business
      Resource Centers on
      CompuServe and the Business
      Web Center on CompuServe.com.
--------------------------------------------------------------------------------------------------------------------------------
T     Flash Message (Pop Up) w/            Compuserve                10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Annual Impression Guarantee
--------------------------------------------------------------------------------------------------------------------------------
T     Premier Dominant Positioning* in     Compuserve                10/14/99   10/13/02     [***]     [***]     [***]    [***]
      the forthcoming CompuServe
      Postal Center
--------------------------------------------------------------------------------------------------------------------------------
T     Branded Widget in the                Compuserve                10/14/99   10/13/02     [***]     [***]     [***]    [***]
      forthcoming CompuServe Postal
      Center
--------------------------------------------------------------------------------------------------------------------------------
T     CompuServe Main Menu                 Compuserve                10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Placements
--------------------------------------------------------------------------------------------------------------------------------
T     Branded Integration in the Family    Compuserve                10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Finance Center on CompuServe
--------------------------------------------------------------------------------------------------------------------------------
T     What's New!   Articles               Compuserve                10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Sponsorship
--------------------------------------------------------------------------------------------------------------------------------
T     Spinner ROS EXCLUSIVE                Spinner          468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Search Envelope**                    Search 2000      468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Search Envelopes**                   Search 2000      468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Search Letter**                      Search 2000      468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Search Letters**                     Search 2000      468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Search Mail**                        Search 2000      468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Search Mailing**                     Search 2000      468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Search Post Office**                 Search 2000      468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Search Postage**                     Search 2000      468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Search Postal**                      Search 2000      468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Search Shipping**                    Search 2000      468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Search Stamp**                       Search 2000      468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Search Stamps**                      Search 2000      468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
T     Search Postage Stamp                 Search 2000      468X60   10/14/99   10/13/02         -         -         -        -
      EXCLUSIVE
--------------------------------------------------------------------------------------------------------------------------------
T     Search e postage EXCLUSIVE           Search 2000      468X60   10/14/99   10/13/02         -         -         -        -
--------------------------------------------------------------------------------------------------------------------------------
T     Search epostage EXCLUSIVE            Search 2000      468X60   10/14/99   10/13/02         -         -         -        -
--------------------------------------------------------------------------------------------------------------------------------
T     Search indicia EXCLUSIVE             Search 2000      468X60   10/14/99   10/13/02         -         -         -        -
--------------------------------------------------------------------------------------------------------------------------------
T     Search internet postage              Search 2000      468X60   10/14/99   10/13/02         -         -         -        -
      EXCLUSIVE
--------------------------------------------------------------------------------------------------------------------------------
T     Search overnight mail                Search 2000      468X60   10/14/99   10/13/02         -         -         -        -
      EXCLUSIVE
--------------------------------------------------------------------------------------------------------------------------------
T     Search pc postage EXCLUSIVE          Search 2000      468X60   10/14/99   10/13/02         -         -         -        -
--------------------------------------------------------------------------------------------------------------------------------
T     Search postage rates                 Search 2000      468X60   10/14/99   10/13/02         -         -         -        -
      EXCLUSIVE
--------------------------------------------------------------------------------------------------------------------------------
T     Search priority mail EXCLUSIVE       Search 2000      468X60   10/14/99   10/13/02         -         -         -        -
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------

EXECUTION COPY
CONFIDENTIAL

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
B     Member Directory Banners             AOL Service      120X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
B     Download a File Banners              AOL Service      234X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
B     Investment Snapshot and Stock        AOL Service      234X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Quotes Banner
--------------------------------------------------------------------------------------------------------------------------------
B     AOL.com HomePage                     AOL.com          100X70   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
B     AIM                                  AOL.com/         120X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
                                           Web
--------------------------------------------------------------------------------------------------------------------------------
B     DCI Home Page                        DCI              234X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
B     NSCP Home Page Banners               Netscape         233X30   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
B     NSCP ROS Banners                     Netscape         468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
B     NSCP ROS Text Links                  Netscape          Text    10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
B     Weather Banners                      Netscape         468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
B     Other Selected Mindset               Compuserve       468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Packages: Banner Rotation
--------------------------------------------------------------------------------------------------------------------------------
B     CompuServe ROS                       Compuserve       468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
B     CompuServe.com Broadreach            Compuserve       468X60   10/14/99   10/13/02     [***]     [***]     [***]    [***]
      Inventory
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             [***]     [***]     [***]    [***]
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             [***]     [***]     [***]    [***]
      TOTALS
--------------------------------------------------------------------------------------------------------------------------------

EXECUTION COPY
CONFIDENTIAL

A.  LEGEND
    ------

    * "Premier Dominant" positioning shall be not less than 100% greater than the tenancy of any MP Competitor on the same screen.

    ** with respect to each search term AOL shall not (i) during the first year of the Agreement, provide any MP Competitor with a number of Impressions for such search term equal to more than [***] of Impressions deliverable to MP during such year, (ii) during the second year of the Agreement, provided that MP is entitled for such search term a number of Impressions at least [***] greater than the number deliverable in year one, provide any MP Competitor with a number of Impressions for such search term equal to more than [***] of Impressions deliverable to MP during such year, and (iii) during the third year of the Agreement, provided that MP is entitled for such search term a number of Impressions at least [***] greater than the number deliverable in year one, provide any MP Competitor with a number of Impressions for such search term equal to more than [***] of Impressions deliverable to MP during such year.


    Classes of Inventory:
        T = Targeted
        B = Broad reach

B.  POSTAGE AND SHIPPING CENTERS.  The Parties acknowledge that as of the
    -------------------------------
    Effective Date, no Postage Centers (except AOL.com) or Shipping Centers (except on Netcenter) have been constructed and that no timetable currently exists for such construction. Although the Parties shall discuss in good faith the construction of these areas, there can be no assurance that these centers will be constructed within any particular time period.

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                                   EXHIBIT B

                                  Definitions
                                  -----------


The following definitions will apply to this Agreement:

Additional MP Channel. An MP Interactive Site, other than a co-branded version
---------------------
or the Affiliated MP Sites, through which MP makes available products and services substantially similar to those offered on the Affiliated MP Sites.

Affiliate.  With respect to any specified party, any other corporation,
---------
partnership or similar entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified party. Control of any corporation, partnership or similar entity means the possession, directly or indirectly, of fifty percent (50%) or more of the voting securities or other voting interests of such corporation, partnership or entity.

Affiliated MP Sites.  The MP/AOL Service Site, the MP/AOL.com Site, the MP/CIS
-------------------
Site, the MP/DCI Site and the MP/Netcenter Site, collectively.

Affiliated Realtor.com Interactive Site.  The version of the Realtor.com
---------------------------------------
Interactive Site existing as of the date hereof available through the AOL Service and AOL.com and containing specially designed content for AOL Users.

AOL Competitor.  Any of the following, or their Affiliates: (i) any entity
--------------
offering online or Internet connectivity services (e.g., an Internet service provider); (ii) any entity offering communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time online messages; or (iii) any entity listed on Exhibit B-1 attached hereto.

AOL Interactive Site.  Any Interactive Site which is managed, maintained, owned
--------------------
or controlled by AOL or its agents.

AOL Look and Feel.  The elements of graphics, design, organization,
------------------
presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with Interactive Sites within the AOL Service or AOL.com.

AOL Member.  Any authorized user of the AOL Service, including any sub-accounts
----------
using the AOL Service under an authorized master account.

AOL Network.  (i) The AOL Service, (ii) AOL.com, (iii) CompuServe, (iv) Digital
-----------
City, (v) Netcenter, and (vi) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its Affiliates worldwide (and including those properties excluded from the definitions of the AOL Service or AOL.com). It is understood and agreed that, except as expressly set forth herein, the rights of MP relate only to the AOL Service and AOL.com and not generally to the AOL Network.

AOL Plus. The standard broadband U.S. version of the AOL Plus(TM) brand service,
--------
specifically excluding (a) AOL.com, Netcenter or any other AOL Interactive Site,
(b) the international versions of an America Online or AOL Plus/TM/ service (e.g., AOL Japan), (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ/TM/," "AOL NetFind/TM/," "AOL Instant Messenger/TM/," "Digital City," "NetMail/TM/," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by,

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through or with the U.S. version of the America Online(R) brand service, (e) any programming or Content area offered by or through the U.S. version of the AOL Plus/TM/ brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the AOL Plus/TM/ brand service, (g) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date (unless such new property, feature, product or service is (i) a mere enhancement of the broadband U.S. version of the AOL Plus/TM/ brand service, is integrated into such service and is not a stand-alone property, feature, product or service, or (ii) a successor to the broadband U.S. version of the AOL Plus/TM/ brand service) and (h) any other version of an AOL Plus/TM/ service which is materially different from the standard broadband U.S. version of the AOL Plus/TM/ brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service or any version distributed through any narrow-band distribution platform or through any platform or device other than a desktop personal computer.

AOL Purchaser. Any person or entity who (i) enters the Affiliated MP Sites from
-------------
the AOL Network including, without limitation, from any third party area therein (to the extent entry from such third party area is traceable through both Parties' commercially reasonable efforts), and (ii) selects a pricing plan and registers with MP using a unique credit card number or automated clearing house number, electronic mail address and name not previously received by MP.

AOL Service. The standard narrow-band U.S. version of the America Online(R)
-----------
brand service, specifically excluding (a) AOL.com, Netcenter or any other AOL Interactive Site, (b) the international versions of an America Online service (e.g., AOL Japan), (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ/TM/," "AOL NetFind/TM/," "AOL Instant Messenger/TM/," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online(R) brand service, (e) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online(R) brand service,
(g) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date (unless such new property, feature, product or service is (i) a mere enhancement of the narrow-band U.S. version of the America Online brand service, is integrated into such service and is not a stand-alone property, feature, product or service, or (ii) a successor to the narrow-band U.S. version of the America Online brand service) and (h) any other version of an America Online service which is materially different from the standard narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL User.  Any user of the AOL Service, AOL.com, CompuServe, Digital City,
--------
Netcenter, or the AOL Network.

AOL.com.  AOL's primary Internet-based Interactive Site marketed under the
-------
"AOL.COM/TM/" brand, specifically excluding (a) the AOL Service, (b) Netcenter,
(c) any international versions of such site, (d) "ICQ," "AOL NetFind/TM/,"
"AOL Instant Messenger/TM/," "NetMail/TM/," "AOL Hometown," "My News" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through such site

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which was operated, maintained or controlled by the former AOL Studios division
(e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date (unless such new property, feature, product or service is (i) a mere enhancement of the primary Internet-based Interactive Site marketed under the "AOL.COM/TM/" brand, is integrated into such Interactive Site and is not a stand-alone property, feature, product or service, or (ii) a successor to the primary Internet-based Interactive Site marketed under the "AOL.COM/TM/" brand) and (i) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM/TM/" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

Change of Control.  (a) The consummation of a reorganization, merger or
-----------------
consolidation or sale or other disposition of substantially all of the assets of a party or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1933, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

Competitor Software.  The software or product of any MP Competitor necessary for
-------------------
the operation of the electronic postage product of such MP Competitor, if such software or product enables end-users to purchase USPS services or products over the Internet through such MP Competitor's network.

CompuServe.  The standard, narrow-band U.S. version of the CompuServe brand
-----------
service, specifically excluding (a) any international versions of such service,
(b) any web-based service including "compuserve.com", "cserve.com" and "cs.com", or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe Affiliates or any similar "sub-service," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise complete or substantially complete operational control (e.g., third-party Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content and (f) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, (g) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services and/or functionality materially different from the Content, distribution, services and/or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service distributed through any platform or device other than a desktop personal computer and (h) any property, feature, product or service which CompuServe or its Affiliates may acquire subsequent to the Effective Date (unless such new property, feature, product or service is (i) a mere enhancement of the narrow-band U.S. version of the CompuServe brand service, is integrated into such service and is not a stand-alone property, feature, product or service, or (ii) a successor to the narrow-band U.S. version of the CompuServe brand service).

Confidential Information.  Any information relating to or disclosed in the
------------------------
course of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, AOL Users, AOL Purchasers and MP customers, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" will not include information (a) already lawfully known to the receiving Party or independently developed by the receiving Party, (b) disclosed in published materials except as disclosed by the receiving Party in breach of this Agreement, (c) generally known to the public except as disclosed by the receiving Party in breach of this Agreement, or (d) lawfully obtained from any third party without restriction.

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Content.  Text, images, video, audio (including, without limitation, music used
-------
in synchronism or timed relation with visual displays) and other data, advertisements, promotions, URLs, links and pointers.

Digital City.   The standard, narrow-band U.S. version of Digital City's local
-------------
content offerings marketed under the Digital City(R) brand name, specifically excluding (a) the AOL Service, AOL.com, Netcenter, or any other AOL Interactive Site, (b) any international versions of such local content offerings, (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ/TM/," "AOL NetFind/TM/," "AOL Instant Messenger/TM/," "Digital City," "NetMail/TM/," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the standard narrow band version of Digital City's local content offerings, (e) any programming or Content area offered by or through such local content offerings over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such local content offerings, (g) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date (unless such new property, feature, product or service is (i) a mere enhancement of the standard, narrow-band U.S. version of Digital City's local content offerings marketed under the Digital City(R) brand name, is integrated into such content offerings and is not a stand-alone property, feature, product or service, or (ii) a successor to the standard, narrow-band U.S. version of Digital City's local content offerings marketed under the Digital City(R) brand name), (h) any other version of a Digital City local content offering which is materially different from the narrow-band U.S. version of Digital City's local content offerings marketed under the Digital City(R) brand name, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the offerings or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer, and (i) Digital City- branded offerings in any local area where such offerings are not owned or operationally controlled by America Online, Inc. or DCI (e.g., Chicago, Orlando, South Florida, and Hampton Roads).

Impression.  An Impression is generated when a user's browser requests and
----------
receives a file via the WWW or the AOL Network, where such file contains a Promotion. Impressions shall be measured by AOL in accordance with its standard methodologies and protocols that are applied equally to all entities.

Initial MP Competitor.  Any of Pitney-Bowes, E-Stamp Corporation or Neopost, and
---------------------
their Affiliates.

Initial MP Competitor Additional Product.  A product or service of an Initial MP
----------------------------------------
Competitor other than Competitor Software.

Interactive Service.  An entity offering one or more of the following: (i)
-------------------
online or Internet connectivity services (e.g., an Internet service provider);
(ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., an online service or search and directory service) and/or marketing a broad selection of products and/or services across numerous interactive commerce categories (e.g., an online mall or other leading online commerce site); and (iii) communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time online messages.

Interactive Site. Any interactive site or area, including, by way of example and
----------------
without limitation, (i) an MP site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's Active Desktop.

Keyword Search Terms.  (a) The Keyword(TM) online search terms made available on
---------------------
the AOL Service, combining AOL's Keyword(TM) online search modifier with a term or phrase specifically related to MP (and determined in accordance with the terms of this Agreement), and (b) the Go Word online search terms

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made available on CompuServe, combining CompuServe's Go Word online search modifier with a term or phrase specifically related to MP and determined in accordance with the terms of this Agreement).

Licensed Content.  All Content offered through the Affiliated MP Sites pursuant
----------------
to this Agreement or otherwise provided by MP or its agents in connection herewith (e.g., offline or online promotional Content, Promotions, AOL "slideshows," etc.), including in each case, any modifications, upgrades, updates, enhancements, and related documentation.

MP Client.  The version of MP's proprietary user interface which an AOL User
---------
receives upon downloading the MP Software from the AOL Network or which is included on any CD-ROM distributed pursuant to this Agreement.

MP Competitor. The entities listed on Exhibit B-2, and their Affiliates.
-------------

MP Interactive Site. Any Interactive Site (other than the Affiliated MP Sites)
-------------------
which is managed, maintained, owned or controlled by MP or its agents.

MP Software. The version of MP's proprietary client executable Internet postage
-----------
software, in object code only, which enables end-users to print U.S. postage electronically made available for download through the AOL Network or on CD-ROM pursuant to this Agreement..

Netcenter.   Netscape Communications Corporation's primary Internet-based
-----------
Interactive Site marketed under the "Netscape Netcenter/TM/" brand, specifically excluding (a) the AOL Service, (b) AOL.com, (c) any international versions of such site, (d) "ICQ," "AOL Netfind/TM/," "AOL Instant Messenger/TM/," "NetMail/TM/," "AOL Hometown," "My News," "Digital City(TM)," or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date (unless such new property, feature, product or service is (i) a mere enhancement of the primary Internet-based Interactive Site marketed under the "Netscape Netcenter/TM/" brand, is integrated into such Interactive Site and is not a stand-alone property, feature, product or service, or (ii) a successor to the primary Internet-based Interactive Site marketed under the "Netscape Netcenter/TM/" brand), and (i) any other version of an AOL or Netscape Communications Corporation Interactive Site which is materially different from Netscape Communications Corporation's primary Internet-based Interactive Site marketed under the "Netscape Netcenter/TM/" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer (e.g. Custom NetCenters built specifically for third parties).

Package Insert Program. AOL's program of including third party material or
----------------------
products in third party package fullfillment.

Product. The products, goods and/or services set forth on Exhibit D.
-------

Promotions.  The promotions described on Exhibit A, any comparable promotions
-----------
delivered by AOL in accordance with Section1.1, and any additional promotions of the Affiliated MP Sites provided by AOL (including, without limitation, additional Keyword Search Terms and other navigational tools).

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Run of Service Inventory.  A collection of inventory made up of all areas of the
-------------------------
relevant AOL property or service. If MP has purchased Run of Service Inventory, AOL will place MP's creative in different locations throughout the relevant property or service in accordance with AOL internal policies. Run of Service Impressions will be delivered reasonably evenly over a given time period. MP may not control placement within a Run of Service Inventory purchase and AOL does not guarantee placement on any particular screen or group of screens
(except that Run of Channel Inventory will be run only in the specified
Channel).

Transaction Revenues.  The aggregate amount of transaction fees received by MP
--------------------
from an AOL Purchaser for the printing of U.S. postage using the MP Software, excluding (a) the cost of such postage, and (b) amounts attributable to shipping, refunds on unused postage, bad debt, credit card charges, sales or use taxes or duties, and credits and chargebacks for returned or canceled goods or services.

USPS. United States Postal Service.
----

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                                  Exhibit B-1

                                AOL Competitors
[***]


From time to time AOL shall have the right to add to such list as reasonably determined by AOL, provided that other than with the approval of MP, which approval shall not be unreasonably withheld, AOL may add to such list no more than one new entity once every three months. Notwithstanding the foregoing, to the extent that MP can demonstrate to AOL's reasonable satisfaction that MP is engaged in negotiations with any third party that is not listed on this Exhibit, which negotiations would result in a Change of Control of MP as provided herein, AOL shall not have the right to add such third party to the list after MP has so reasonably demonstrated to AOL that MP is in negotiations with such third party.

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                                  Exhibit B-2

                                 MP Competitors

Pitney-Bowes
E-Stamp Corporation
Neopost


From time to time MP shall have the right to add to such list as reasonably determined by MP, provided that other than with the approval of AOL, which approval shall not be unreasonably withheld, MP (i) may not add Federal Express, United Parcel Service or their Affiliates, (ii) may only add entities who are approved to sell Internet USPS postage pursuant to the IBIP Program, and (iii) may add to such list no more than one new entity (and its Affiliates) once every three months.

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                                   EXHIBIT C

                              MP Cross-Promotion
                              ------------------


Subject to MP's existing contractual arrangements, within the "Customer Perks" or other customer benefits area of each Additional MP Channel (each an "MP Web Site"), at AOL's option, MP shall include one of the following (each an "AOL Promo"): (i) a prominent promotional banner or button having a size, prominence and placement location as mutually agreed upon by the parties (but in no event shall such button have a size, prominence or placement location that is less favorable, in any respect, than the size, prominence or placement location provided to any AOL Competitor listed on Exhibit B-1) to promote such AOL products or services as AOL may designate (for example, the America Online(R) brand service, the CompuServe(R) brand service, the AOL.com(R) site, Netscape Netcenter/TM/, any of the Digital City services or the AOL Instant Messenger/TM/ service); or (ii) a prominent "Try AOL" feature having a size, prominence and placement location as mutually agreed upon by the parties (but in no event shall such button have a size, prominence or placement location that is less favorable, in any respect, than the size, prominence or placement location provided to any AOL Competitor listed on Exhibit B-1) through which users can obtain promotional information about AOL products or services designated by AOL and, at AOL's option, download or order the then-current version of client software for such AOL products or services. AOL will provide the creative content to be used in the AOL Promo (including designation of links from such content to other content pages). To the extent MP notifies AOL of reasonable complaints or concerns regarding the AOL Promo or any other content or materials linked thereto or associated therewith ("Objectionable AOL Content"), AOL will, to the extent such Objectionable AOL Content is within AOL's control, use commercially reasonable efforts to respond in good faith to such complaints or concerns. MP shall use reasonable efforts to post (or update, as the case may be) the creative content supplied by AOL within the spaces for the AOL Promos within five days of its receipt of such content from AOL. In the event that AOL elects to serve the AOL Promos to the MP Web Site from an ad server controlled by AOL or its agent, MP shall take all reasonable operational steps necessary to facilitate such ad serving arrangement including, without limitation, inserting HTML code designated by AOL on the pages of the MP Web Site on which the AOL Promos will appear. MP shall not be required to comply with the foregoing if AOL does not maintain, throughout the Term, a special offer for MP's end users providing a substantial benefit, as reasonably determined by AOL, either by virtue of a meaningful price discount, product enhancement, unique service benefit or other special feature. For the avoidance of doubt, it is understood and agreed that the AOL Promos shall not promote any MP Competitor, Federal Express or United Parcel Service, or their Affiliates, or such entity's products or services. In connection with the foregoing, AOL will pay MP AOL's then current standard bounty fee for any new subscribers to the AOL Service who subscribe to the AOL Service through the AOL Promo.

In addition, in a portion of MP's television, radio, print and "out of home" (e.g., buses and billboards) advertisements and in any publications, programs, features or other forms of media over which MP exercises at least partial editorial control, MP will use commercially reasonable efforts to include specific references or mentions (verbally where possible) of the availability of the Affiliated MP Site through the AOL Service, which are at least as prominent as any references that MP makes to its principal Additional MP Channel (by way of site name, related company name, URL or otherwise).

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                                   EXHIBIT D

                   Description of Products and Other Content
                   -----------------------------------------

Online mailing and shipping products and services, including

1. services associated with USPS mail and parcel delivery, including any class of service approved by the USPS
2.   printers
3.   scales
4.   envelopes
5.   labels
6.   forms
7.   shipping supplies
8.   insurance for packages
9.   such other products and services as the Parties shall mutually agree.

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                                  EXHIBIT E

                                  Operations
                                  ----------

1.   General.  The Affiliated MP Sites (including the Products and other
     -------
Licensed Content contained therein and provided by MP) will be in the top four
(4) in the online postage industry based on a mutually approved (not to be unreasonably withheld) cross-section of third-party reviewers who are recognized authorities in such industry.

2.   Affiliated MP Site Infrastructure.  MP will be responsible for all
     ---------------------------------
communications, hosting and connectivity costs and expenses associated with the Affiliated MP Sites. MP will provide all hardware, software, telecommunications lines and other infrastructure reasonably necessary to meet traffic demands on the Affiliated MP Sites from the AOL Network, as determined by MP. MP will design and implement the network between the AOL Service and Affiliated MP Site such that (i) no single component failure will have a materially adverse impact on AOL Members seeking to reach the Affiliated MP Sites from the AOL Network and
(ii) no single line under material control by MP will run at more than 70% average utilization for a 5-minute peak in a daily period. In this regard, MP will provide AOL, upon request, with a detailed network diagram regarding the architecture and network infrastructure supporting the Affiliated MP Sites. In the event that MP elects to create a custom version of the Affiliated MP Sites in order to comply with the terms of this Agreement, MP will bear responsibility for all aspects of the implementation, management and cost of such customized site.

3.   Optimization; Speed.  MP will use commercially reasonable efforts to ensure
     -------------------
that: (a) the functionality and features within the Affiliated MP Sites are optimized for the client software then in use by AOL Members; and (b) the Affiliated MP Sites are designed and populated in a manner that minimizes delays when AOL Members attempt to access such site. At a minimum, MP will use commercially reasonable efforts to ensure that the Affiliated MP Sites's data transfers initiate within fewer than fifteen (15) seconds on average. Prior to delivery of any Impressions hereunder, MP will permit AOL to conduct performance and load testing of the Affiliated MP Sites (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing. AOL shall conduct such testing, if any, in a reasonably prompt manner.

4.   User Interface.  MP will maintain a graphical user interface within the
     --------------
Affiliated MP Sites that is competitive in all material respects with interfaces of other substantially similar sites based on substantially similar form technology.

5.   Technical Problems.  MP agrees to use commercially reasonable efforts to
     ------------------
address material technical problems (over which MP exercises control) affecting use by AOL Members of the Affiliated MP Sites (a "MP Technical Problem") promptly following notice thereof. In the event that MP is unable to promptly resolve a MP Technical Problem following notice thereof from AOL (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to MP hereunder until such time as MP corrects the MP Technical Problem at issue.

6.   Monitoring.  MP will use commercially reasonable efforts to ensure that the
     ----------
performance and availability of the Affiliated MP Sites is monitored on a continuous basis. MP will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for MP's principal business and technical representatives, for use in cases when issues or problems arise with respect to the Affiliated MP Sites.

7.   Telecommunications.  Where applicable MP will utilize encryption
     ------------------
methodology to secure data communications between the Parties' data centers.

8.   Security.  MP will utilize Internet standard encryption technologies (e.g.,
     --------
Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers, banking/financial information, and member address information) to and from the Affiliated MP Sites. MP will facilitate periodic reviews of the Affiliated MP Sites by AOL in order to evaluate the security risks of such site. MP will promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

9.   Technical Performance.
     ---------------------

     i. MP will design the Affiliated MP Sites to support the AOL-client embedded versions of the Microsoft Internet Explorer 3.XX and 4.XX browsers (Windows and Macintosh)and the Netscape Browser 4.XX and make commercially reasonable efforts to support all other AOL browsers listed at:
     "http://webmaster.info.aol.com."

     ii. To the extent MP creates customized pages on the Affiliated MP Sites for AOL Members, MP will develop and employ a methodology to detect AOL Members (e.g. examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at: "http://webmaster. info.aol.com)."

     iii. MP will periodically review the technical information made available by AOL at http://webmaster.info.aol.com.

     iv. MP will design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing or preventing the caching of information in AOL's proxy system as outlined in the document provided at the following URL: http://webmaster.info.aol.com. MP is responsible for the manipulation of these parameters in web-based objects so as to allow them to be cached or not cached as outlined in RFC 1945.

     v. Prior to releasing material, new functionality or features through the Affiliated MP Sites ("New Functionality"), MP will use

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     commercially reasonable efforts to (i) test the New Functionality to confirm its compatibility with AOL Service client software and (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software. Should any New Functionality through the Affiliated MP Sites be released without notification to AOL, AOL will not be responsible for any adverse member experience until such time that compatibility tests can be performed and the New Functionality qualified for the AOL Service

10.  AOL Internet Services MP Support.  AOL will provide MP with access to the
     --------------------------------
standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of MP or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any MP area other than the Affiliated MP Sites. Support to be provided by AOL is contingent on MP providing to AOL demo account information (where applicable), a detailed description of the Affiliated MP Sites's software, hardware and network architecture and access to the Affiliated MP Sites for purposes of such performance and load testing as AOL elects to conduct.

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                                   EXHIBIT F

                  Standard Online Commerce Terms & Conditions
                  -------------------------------------------

1.  AOL Network Distribution.  MP will not authorize any third party to
    ------------------------
distribute or promote the Products through the AOL Network absent AOL's prior written approval. The Promotions and any other promotions or advertisements purchased from or provided by AOL will link only to the Affiliated MP Sites, will be used by MP solely for its own benefit and will not be resold, traded, exchanged, bartered, brokered or otherwise offered to any third party.

2.  Provision of Other Content.  In the event that AOL notifies MP that (i) as
    --------------------------
reasonably determined by AOL, any Content within the Affiliated MP Sites violates AOL's then-standard Terms of Service (as set forth on the America Online(R) brand service at Keyword term "TOS"), for the AOL Service or any other AOL property through which the Affiliated MP Site is promoted, the terms of this Agreement or any other standard, written AOL policy or (ii) AOL reasonably objects to the inclusion of any Content within the Affiliated MP Sites (other than any specific items of Content which may be expressly identified or provided for in this Agreement), then MP will, to the extent such Content is within its control, take commercially reasonable steps to modify such Content or block access by AOL Users to such Content using MP's then-available technology. In the event that MP cannot, through its commercially reasonable efforts, block access by AOL Users to the Content in question, then MP will provide AOL prompt written notice of such fact. AOL may then, at its option, restrict access from the AOL Network to the Content in question using technology available to AOL. MP will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions.

3.  Contests.  MP will take all steps necessary to ensure that any contest,
    --------
sweepstakes or similar promotion conducted or promoted by MP through the Affiliated MP Sites (a "Contest") complies with all applicable federal, state and local laws and regulations.

4.  Navigation.  Subject to the prior consent of MP, which consent will not be
    ----------
unreasonably withheld, AOL will be entitled to establish navigational icons, links and pointers connecting the Affiliated MP Sites (or portions thereof) with other content areas on or outside of the AOL Network.

5.  Disclaimers.  Upon AOL's request, MP agrees to include within the Affiliated
    -----------
MP Sites a product disclaimer (the specific form and substance to be mutually agreed upon by the Parties) indicating that transactions are solely between MP and AOL Users purchasing Products from MP.

6.  AOL Look and Feel.  MP acknowledges and agrees that AOL will own all right,
    -----------------
title and interest in and to the elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with online areas contained within the AOL Network (other than the Affiliated MP Sites), subject to MP's ownership rights in any MP trademarks, copyrighted material, or other intellectual property within the Affiliated MP Sites. With respect to the Affiliated MP Sites, AOL acknowledges and agrees that MP will own all right, title and interest in and to the elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are contained therein, subject to AOL's ownership rights in any AOL trademarks, copyrighted material, or other intellectual property contained therein.

7.  Management of the Affiliated MP Sites.  MP will use reasonable commercial
    -------------------------------------
efforts to ensure that the Affiliated MP Sites are current, accurate and well-organized at all times. MP warrants that (A) the Licensed Content provided by
MP: (i) will not infringe on or violate any copyright, trademark, U.S. patent or any other third party right, including without limitation, any music performance or other music-related rights; and (ii) will not violate any applicable law or regulation, including those relating to contests, sweepstakes or similar promotions; (B) it owns or has all necessary rights to the Licensed Content to fulfill its obligations hereunder; and (C) a reasonable basis exists for all Product performance or comparison claims provided by MP which appear through the Affiliated MP Sites. In the event that the Licensed Content is found to contain, or MP reasonably believes that the Licensed Content contains material in violation of the foregoing, MP may modify of replace such content, at its discretion. MP shall not in any manner, including, without limitation in any Promotion, the Licensed Content or any publication state or imply that AOL recommends or endorses MP or MP's Products (e.g., no statements that MP is an "official" or "preferred" provider of products or services for AOL). AOL will have no obligations with respect to the Products available on or through the Affiliated MP Sites, including, but not limited to, any duty to review or monitor any such Products.

8.  Duty to Inform.  MP will promptly inform AOL of any information related to
    --------------
the Affiliated MP Sites which could reasonably lead to a claim, demand, or liability of or against AOL and/or its Affiliates by any third party. AOL will promptly inform MP of any information related to the Affiliated MP Sites which could reasonably lead to a claim, demand, or liability of or against MP and/or its Affiliates by any third party.

9.  Customer Service.  It is the sole responsibility of MP to provide customer
    ----------------
service to persons or entities purchasing Products through the AOL Network ("Customers"). MP will bear full responsibility for all customer service, including without limitation, order processing, billing, fulfillment, shipment, collection and other customer service associated with any Products offered, sold or licensed through the Affiliated MP Sites, and AOL will have no obligations whatsoever with respect thereto. MP will receive all emails from Customers via a computer available to MP's customer service staff and generally respond to such emails within two (2) business days of receipt. MP will receive all orders electronically and generally process all orders within one business day of receipt, provided Products ordered are not advance

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order items. MP will use reasonable commercial efforts to ensure that all orders of Products are received, processed, fulfilled and delivered on a timely and professional basis. MP will offer AOL Users who purchase Products (excluding postage which such user has already printed) through such Affiliated MP Site a money back satisfaction guarantee. MP will bear all responsibility for compliance with federal, state and local laws in the event that Products are out of stock or are no longer available at the time an order is received. Payment for Products will be collected by MP directly from customers. MP's order fulfillment operation will be subject to AOL's reasonable review.

10.  Production Work.  In the event that MP requests AOL's production assistance
     ---------------
in connection with (i) ongoing programming and maintenance related to the Affiliated MP Sites, (ii) a redesign of or addition to the Affiliated MP Sites (e.g., a change to an existing screen format or construction of a new custom form), (iii) production to modify work performed by a third party provider or
(iv) any other type of production work, MP will work with AOL to develop a detailed production plan for the requested production assistance (the "Production Plan"). Following receipt of the final Production Plan, AOL will notify MP of (i) AOL's availability to perform the requested production work,
(ii) the proposed fee or fee structure for the requested production and maintenance work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of the agreed-upon Production Plan, such agreement will be reflected in a separate work order signed by the Parties. The specific production resources which AOL allocates to any production work to be performed on behalf of MP will be as determined by AOL in its sole discretion.

11.  Overhead Accounts.  To the extent AOL has granted MP any overhead accounts
     -----------------
on the AOL Service, MP will be responsible for the actions taken under or through its overhead accounts, which actions are subject to AOL's applicable Terms of Service and for any surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any overhead account issued to MP, but MP will not be liable for charges incurred by any overhead account relating to AOL's standard monthly usage fees and standard hourly charges, which charges AOL will bear. Upon the termination of this Agreement, all overhead accounts, related screen names and any associated usage credits or similar rights, will automatically terminate. AOL will have no liability for loss of any data or content related to the proper termination of any overhead account.

12.  Navigation Tools.  Any Keyword Search Terms to be directed to the
     ----------------
Affiliated MP Sites shall be (i) subject to availability for use by MP and (ii) limited to the combination of the Keyword(TM) search modifier combined with a registered trademark of MP (e.g. "AOL keyword: XYZ Company Name"). AOL reserves the right to revoke at any time MP's use of any Keyword Search Terms which do not incorporate registered trademarks of MP. MP acknowledges that its utilization of a Keyword Search Term will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest MP holds in MP's registered trademark independent of the Keyword Search Term. Without limiting the generality of the foregoing, MP will not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term, except for the purposes expressly required or permitted under this Agreement. To the extent AOL allows AOL Users to "bookmark" the URL or other locator for the Affiliated MP Sites, such bookmarks will be subject to AOL's control at all times. Upon the termination of this Agreement, MP's rights to any Keyword Search Terms and bookmarking will terminate.

13.  Merchant Certification Program.  MP will participate in any generally
     ------------------------------
applicable "Certified Merchant" program operated by AOL or its authorized agents or contractors. Such program may require merchant participants on an ongoing basis to meet certain reasonable, generally applicable standards relating to provision of electronic commerce through the AOL Network (including, as a minimum, use of 40-bit SSL encryption and if requested by AOL, 128-bit encryption) and may also require the payment of certain reasonable certification fees to the applicable entity operating the program. Each Certified Merchant in good standing will be entitled to place on its affiliated Interactive Site an AOL designed and approved button promoting the merchant's status as an AOL Certified Merchant.

14.  Search Terms.  To the extent this Agreement sets forth any mechanism by
     ------------
which the Affiliated MP Sites will be promoted in connection with specified search terms within any AOL product or service, MP hereby represents and warrants that MP has all consents, authorizations, approvals, licenses, permits or other rights necessary for MP to use such specified search terms. Notwithstanding the foregoing, AOL shall have the right to suspend the use of any search term if AOL has reason to believe continued use may subject AOL to liability or other adverse consequences.

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                                   EXHIBIT G

                       Standard Legal Terms & Conditions
                       ---------------------------------

1.  Promotional Materials.  Each Party will submit to the other Party, for its
    ---------------------
prior written approval, which will not be unreasonably withheld or delayed, any marketing, advertising, or other promotional materials, excluding Press Releases, related to the Affiliated MP Sites and/or referencing the other Party and/or its trade names, trademarks, and service marks (the "Promotional Materials");provided, however, that, following the Initial Release, either Party's subsequent factual reference to the existence of a business relationship between the Parties in Promotional Materials, will not require the approval of the other Party. Each Party will solicit and reasonably consider the views of the other Party in designing and implementing such Promotional Materials. Once approved, the Promotional Materials may be used by a Party and its Affiliates for the purpose of promoting the Affiliated MP Sites and the content contained therein and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.

2.  License.  MP hereby grants AOL a non-exclusive, non-transferable, limited
    -------
license to market, distribute, reproduce, display, perform, transmit and promote the Licensed Content (or any portion thereof) through such areas or features of the AOL Network as AOL deems appropriate, solely for the purpose of promoting MP and the Affiliated MP Sites. MP acknowledges and agrees that the foregoing license permits AOL to distribute portions of the Licensed Content in synchronism or timed relation with visual displays prepared by MP or AOL (e.g., as part of an AOL "slideshow"). In addition, AOL Users will have the right to access and use the Affiliated MP Sites.

3.  Trademark License.  In designing and implementing the Promotional Materials
    -----------------
and subject to the other provisions contained herein, MP and its Affiliates will be entitled to use the following trade names, trademarks, and service marks of
AOL: the "America Online(R)" brand service, "AOL(TM)" service/software and AOL's triangle logo, for which AOL holds all rights necessary for use in connection with this Agreement; and AOL and its Affiliates will be entitled to use the Stamps.com trademark for use in connection with this Agreement (collectively, together with the AOL marks listed above, the "Marks"); provided that each
Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party; (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice; and (iii) complies with the then-current usage guidelines of the other Party.

4.  Ownership of Trademarks.  Each Party acknowledges the ownership right of the
    -----------------------
other Party in the Marks of the other Party and agrees that all use of the other Party's Marks will inure to the benefit, and be on behalf, of the other Party. Each Party acknowledges that its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title, or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party in such Marks.

5.  Quality Standards.  Each Party agrees that the nature and quality of its
    -----------------
products and services supplied in connection with the other Party's Marks will conform to reasonable quality standards set by the other Party. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party will comply with all applicable laws, regulations, and customs and obtain any required government approvals pertaining to use of the other Party's Marks.

6.  Infringement Proceedings.  Each Party agrees to promptlynotify the other
    ------------------------
Party of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party will have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party with its reasonable cooperation and assistance with respect to any such infringement proceedings.

7.  Representations and Warranties.  (A) Each Party represents and warrants to
    ------------------------------
the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (iv) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement. (B) MP hereby represents and warrants that it possesses all authorizations, approvals, consents, licenses, permits, certificates or other rights and permissions necessary to sell the Products. (C) AOL hereby represents and warrants (I) that any Content provided by AOL, including without limitation the AOL Promos: (a) will not infringe on or violate any copyright, trademark, U.S. patent or any other third party right, including without limitation, any music performance or other music-related rights; and (b) will not violate any applicable law or regulation, including those relating to contests, sweepstakes or similar promotions; and (II) it owns or has all necessary rights to the Content to fulfill its obligations hereunder. In the event that such content is found to contain, or AOL reasonably

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believes that the Content contains material in violation of the foregoing, AOL may modify of replace such content, at its discretion.

8.  Confidentiality.  Each Party acknowledges that Confidential Information may
    ---------------
be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the Term, and for a period of three years following expiration or termination of this Agreement for any reason, to prevent the duplication or disclosure of Confidential Information of the other Party, other than by or to its employees or agents who must have access to such Confidential Information to perform such Party's obligations hereunder, who will each agree to comply with this Section. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such press release or disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will
(i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body.

9.  Limitation of Liability; Disclaimer; Indemnification.
    ----------------------------------------------------

9.1  Liability.   UNDER NO CIRCUMSTANCES WILL EITHER
--------------
PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT (EXCEPT FOR EACH PARTY'S CONFIDENTIALITY OBLIGATIONS), THE SALE OF PRODUCTS, THE USE OR INABILITY TO USE THE AOL NETWORK, THE AOL SERVICE, AOL.COM OR THE AFFILIATED MP SITES, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 9.3. EXCEPT FOR EACH PARTY'S CONFIDENTIALITY OBLIGATIONS AND AS PROVIDED IN SECTION 9.3, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, (II) DURING THE INITIAL TERM THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED THE AGGREGATE AMOUNT OF FIXED GUARANTEED PAYMENT OBLIGATIONS OWED BY MP HEREUNDER IN THE YEAR IN WHICH THE EVENT GIVING RISE TO LIABILITY OCCURS, AND (III) DURING ANY RENEWAL TERM, THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED [***]; PROVIDED THAT EACH PARTY WILL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY PURSUANT TO THE AGREEMENT.

9.2  No Additional Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT,
-----------------------------
NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SUBJECT MATTER HEREOF, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE PARTIES SPECIFICALLY DISCLAIM ANY WARRANTY REGARDING THE PROFITABILITY OF THE AFFILIATED MP SITES.

9.3  Indemnity. Subject to Section 9.4 below, either Party will defend,
--------------
indemnify and hold harmless the other Party and the officers, directors, agents, Affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees, resulting from the indemnifying Party's material breach of any duty, representation, or warranty of this Agreement.

     MP Software.  Subject to Section 9.4 below, if an action is brought against
     -----------
AOL claiming that the use of the MP Software as contemplated hereunder infringes any United States patent, or any copyright or trade secret rights of a third party, MP shall defend AOL and shall pay the damages and costs finally awarded against AOL, or settlements entered into by MP on AOL's behalf (including reasonable attorneys' fees), in the action. The indemnity set forth herein will not apply if and to the extent that the infringement claim results from (a) a correction, modification or unauthorized merged portion of the MP Software not provided or authorized by MP, (b) the failure to use commercially reasonable efforts to promptly install an update provided by MP, that does not materially impair or diminish the functionality of the MP Software, or (c) the combination of the MP Software with items not provided by MP, if such infringement would have been avoided by use of the MP Software alone.

     If the MP Software, or any part thereof, is, or in the opinion ofMP may become, the subject of any claim for infringement, then MP may, at its option and expense, either (i) substitute a substantially equivalent non-infringing item, (ii) modify the infringing item so that it no longer infringes but remains functionally equivalent,

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(iii) obtain for AOL the right to continue using such item, or (iv) if it is not commercially reasonable to take the actions specified in items (i)-(iii) above, terminate this Agreement and AOL's licenses hereunder solely with respect to the distribution and integration of the MP Software.

     Entire Liability.  THE FOREGOING PROVISIONS OF THIS SECTION 9.3 STATE THE
     ----------------
ENTIRE LIABILITY AND OBLIGATIONS OF MP, AND THE EXCLUSIVE REMEDY OF AOL, WITH RESPECT TO THE INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADE SECRET OR OTHER INTELLECTUAL PROPERTY RIGHT BY THE MP SOFTWARE.

9.4  Claims.  Each Party (the "Indemnitee") will promptly notify the other Party
-----------
(the "Indemnitor") of any claim, action or demand (an "Action") for which indemnity is claimed, permit the Indemnitor to have sole authority to defend and/or negotiate a settlement of such Action, with counsel of the Indemnitor's choice and reasonably acceptable to the Indemnitee, and provide reasonable assistance and cooperation to the Indemnitor in the investigation, defense and settlement of such Action at the Indemnitor's expense. The Indemnitee shall be entitled to participate fully in the defense of any Action at its own expense with counsel of its choice. The Indemnitor shall have no obligation for any settlement that the Indemnitor does not approve in writing; provided that the Indemnitor shall not, without the Indemnitee's prior written consent, enter into any settlement or compromise that would impose any obligation upon the Indemnitee, impair the rights of the Indemnitee or require the Indemnitee to pay any amount.

10. Acknowledgment.  AOL and MP each acknowledges that the provisions of this
------------------
Agreement were negotiated to reflect an informed, voluntary allocation between them of all risks (both known and unknown) associated with the transactions contemplated hereunder. The limitations and disclaimers related to warranties and liability contained in this Agreement are intended to limit the circumstances and extent of liability. The provisions of this Section 10 will be enforceable independent of and severable from any other enforceable or unenforceable provision of this Agreement.

11. Solicitation of AOL Users. During the term of the Agreement and for a two
    -------------------------
year period thereafter, subject to the cure provisions set forth in this Agreement, MP will not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Users on behalf of an AOL Competitor specifically listed on Exhibit B-1. More generally, MP will not send unsolicited, commercial e-mail (i.e., "spam") or other online communications through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL User to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with MP or (ii) provided information to MP through a contest, registration, or other communication, which included clear notice to the AOL User that the information provided could result in commercial e-mail or other online communication being sent to that AOL User by MP or its agents. Any commercial e-mail or other online communications to AOL Users which are otherwise permitted hereunder, will (a) include a prominent and easy means to "opt-out" of receiving any future commercial communications from MP, and (b) shall also be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question).

12. AOL User Communications.  To the extent that MP is permitted to communicate
    -----------------------
with AOL Users under Section 11 of this Exhibit G, in any such communications to AOL Users on or off the Affiliated MP Sites (including, without limitation, e-mail solicitations), MP will not encourage AOL Users to take any action inconsistentwith the scope and purpose of this Agreement, including without limitation, the following actions: (i) using an Interactive Site other than the Affiliated MP Sites for the purchase of Products, or (ii) changing the default home page on the AOL browser. Additionally, with respect to such AOL User communications, in the event that MP encourages an AOL User to purchase products through such communications, MP shall ensure that (a) the AOL Network is promoted as the primary means through which the AOL User can access the Affiliated MP Sites and (b) any link to the Affiliated MP Sites will link to a page which indicates to the AOL User that such user is in a site which is affiliated with the AOL Network.

13. Collection and Use of User Information.  MP shall ensure that its
    --------------------------------------
collection, use and disclosure of information obtained from AOL Users under this Agreement ("User Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of the Affiliated MP Sites, MP's standard privacy policies so long as such policies are prominently published on the site and provide adequate notice, disclosure and choice to users regarding MP's collection, use and disclosure of user information). MP will not disclose User Information collected hereunder to any third party in a manner that identifies AOL Users as end users of an AOL product or service or use User Information collected under this Agreement to market an AOL Competitor.

14. Excuse.  Neither Party will be liable for, or be considered in breach of or
    ------
default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.

15. Independent Contractors.  The Parties to this Agreement are independent
    -----------------------
contractors. Neither Party is an agent, representative or employee of the other Party. Neither Party will have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement will not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

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16.  Notice.  Any notice, approval, request, authorization, direction or other
     ------
communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed; (iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice will be provided to both the Senior Vice President for Business Affairs (fax no. 703-265-1206) and the Deputy General Counsel (fax no. 703-265-1105), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of MP, such notice will be provided to both Doug Walner and Stamps.com Legal Department (each at fax no. 310-314-8535), each at the address for MP set forth in the first paragraph of this Agreement.

17.  Launch Dates.  In the event that any terms contained herein relate to or
     ------------
depend on the commercial launch date of the Affiliated MP Sites contemplated by this Agreement (the "Launch Date"), then it is the intention of the Parties to record such Launch Date in a written instrument signed by both Parties promptly following such Launch Date; provided that, in the absence of such a written instrument, the Launch Date will be as mutually agreed upon by the Parties.

18.  No Waiver.  The failure of either Party to insist upon or enforce strict
     ---------
performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement will not beconstrued as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same will be and remain in full force and effect.

19.  Return of Information.  Upon the expiration or termination of this
     ---------------------
Agreement for any reason, each Party will, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all Confidential Information, documents, manuals and other materials specified by the other Party.

20.  Survival.  Sections 1.2, 5.7 and 6 of the body of the Agreement; Sections 8
     --------
through 10, the first sentence of Section 11, 14 through 16, 18 through 20, and 27 of this Exhibit; and Section 6 of Exhibit H, will survive the completion, expiration, termination or cancellation of this Agreement for any reason.

21.  Entire Agreement.  This Agreement sets forth the entire agreement and
     ----------------
supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party will be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

22.  Amendment.  No change, amendment or modification of any provision of this
     ---------
Agreement will be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment, and in the case of AOL, by an executive of at least the same standing to the executive who signed the Agreement.

23.  Further Assurances.  Each Party will take such action (including, but not
     ------------------
limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other Party for the implementation or continuing performance of this Agreement.

24.  Assignment.  Except as otherwise provided in this Section 24, MP will not
     ----------
assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of AOL. Notwithstanding the foregoing, MP may assign this Agreement, upon thirty (30) days prior written notice to AOL, to a corporation or limited liability company or other entity which meets the following criteria: (a) such entity is not an AOL Competitor listed on Exhibit B-1, (b) such entity intends to conduct after the assignment the business conducted by MP prior to the assignment, and (c) such entity is of equal or superior creditworthiness to MP, as determined by AOL in its reasonable discretion. Subject to the foregoing, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

25.  Construction; Severability.  In the event that any provision of this
     --------------------------
Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect.

26.  Remedies.  Except where otherwise specified, the rights and remedies
     --------
granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity; provided that, in connection with any dispute hereunder, MP will not be entitled to offset any amounts that it claims to be due and payable from AOL against amounts otherwise payable by MP to AOL hereunder.

27.  Applicable Law.  Except as otherwise expressly provided herein, this
     --------------
Agreement will be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia except for its conflicts of laws principles.

28.  Export Controls.  Both Parties will adhere to all applicable laws,
     ---------------
regulations and rules relating to the export of technical data and will not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

29.  Headings.  The captions and headings used in this Agreement are inserted
     --------
for convenience only and will not affect themeaning or interpretation of this Agreement.

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30.  Counterparts.  This Agreement may be executed in counterparts, each of
     ------------
which will be deemed an original and all of which together will constitute one and the same document



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                                   EXHIBIT H

                   SOFTWARE DISTRIBUTION TERMS AND CONDITIONS
                   ------------------------------------------


1.  Terms and Conditions.  The following terms and conditions shall govern the
    --------------------
    distribution by AOL of the MP Software.

2.  Definitions.  As used in this Exhibit H, the following terms shall have the
    -----------
    following meanings:

    "Affiliate" shall mean an entity in which AOL holds at least a nineteen
     ---------
    percent (19%) equity interest.

    "Authorized Testing Service" shall mean any third-party person or entity
     --------------------------
    designated in writing by AOL, in its sole discretion, to offer support and quality assurance services relating to interoperability of third party products with AOL Software (as defined below).

    "Customer" shall mean end-user customers of the MP Software.
     --------

    "Documentation" shall mean the documentation provided to AOL by MP for use
     -------------
    with the MP Software.

    "Software License Agreement" shall mean MP's standard software license
     --------------------------
    agreement between MP and Customers, as provided by MP to AOL for inclusion with the MP Software.

3.  License Grant; Ownership.  Subject to all the terms and conditions of this
    ------------------------
    Agreement, MP hereby grants to AOL and its Affiliates a non-exclusive, non-transferable, royalty-free license to use, reproduce, market, promote and distribute to end users through its usual and customary channels of distribution, solely to the limited extent and for the express purposes stated herein, the MP Software in object code form, through CD-ROMs or any other physical media containing software ("AOL Software") used to access all or any part of the AOL Network. Subject only to the limited rights and licenses expressly granted herein, MP shall retain all right, title and interest in and to the MP Software and each copy thereof, and all intellectual property rights with respect thereto.

4.  Copying/Reverse Engineering.  AOL agrees not to (i) disassemble, decompile
    ---------------------------
    or otherwise reverse engineer the MP Software or otherwise attempt to learn the source code, structure, algorithms or ideas underlying the MP Software,
    (ii) take any action contrary to MP's Software License Agreement, except as expressly and unambiguously agreed upon by MP in writing, (iii) alter or modify the MP Software except as agreed upon by MP in writing, (iv) attempt to disable any security devices or codes incorporated in the MP Software, or
    (v) allow or assist others to do any of the foregoing.

5.  MP's Obligations.
    ----------------

          i)  Certification Requirements. AOL shall provide to MP a written
              --------------------------
              copy of, and MP shall comply with, all quality assurance and testing requirements for the MP Software to be distributed by AOL hereunder, as may be reasonably amended by AOL from time to time, and together with any other reasonable quality assurance and testing requirements delivered by AOL in writing (including amendments) to MP, the ("Certification Requirements").

          ii) Support and Quality Assurance by the Authorized Testing Service.
              ---------------------------------------------------------------
              The Authorized Testing Service shall provide support and quality assurance testing with respect to the MP Software and interoperability of such products with the AOL Software and applicable AOL service. Support and quality assurance testing shall be provided on terms and conditions to be worked out between MP and the Authorized Testing Service and at MP's expense. In connection with the foregoing, MP shall deliver a master copy of the MP Software in object code form, along with any required Documentation to the Authorized Testing Service and AOL. The Authorized Testing Service shall perform quality assurance testing on the MP Software in accordance with the Certification Requirements. If and when the Authorized Testing Service determines that any such product meets the relevant Certification Requirements, the Authorized Testing Service shall then certify in writing that such product is a "Complying Product". AOL shall use commercially reasonable efforts, if and to the extent within its control and consistent with the purposes hereof, to help expedite such testing processes by the Authorized Testing Service.


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         iii) AOL Release Approval. AOL shall have the right to inspect the
              --------------------
              Complying Product prior to commercial production or public release by AOL under this Agreement. AOL shall, in its discretion (but based upon commercially reasonable factors, including without limitation a change of control of MP, or technical or operational problems or incompatibilities), provide notice of approval or rejection within fifteen (15) business days of receiving certification from the Authorized Testing Service that such product is a Complying Product together with a copy of the Complying Product. AOL shall have no obligation to distribute any copy of the MP Software that has not first obtained release approval from AOL. The parties may negotiate in good faith to cure any circumstance or issue causing AOL to so reject, provided that if AOL does not approve release pursuant to this Section 5(iii), then AOL shall refund to MP a pro rata portion of the portion of the Guaranteed Payment allocated to the distribution of MP Software pursuant to this Exhibit H.

         iv)  Re-certification Requirements.  Revisions of copies of the MP
              -----------------------------
              Software that have previously been certified by the Authorized Testing Service must be re-certified. For purposes of this provision, a "revision" is defined as any version of a Complying Product that contains programming code that differs materially from the Complying Product. Without limiting the foregoing, revisions include maintenance updates, patches, fixes, and new releases of a Complying Product. Revisions to a Complying Product shall be re-certified according to the Certification Requirements, unless AOL or the Authorized Testing Service first provides to MP in writing a list of "Re-Certification Requirements," if any, in which case such Re-Certification Requirements shall apply.

6.  AOL's Distribution Obligations.  Subject to the provisions of Section 5 of
    ------------------------------
    this Exhibit H, and provided that MP is not in material breach of this Agreement after the expiration of any applicable cure period, AOL shall use commercially reasonable efforts to distribute the MP Software with a minimum number of [***] CD-ROMs containing the AOL Software which is sent by AOL in direct marketing programs targeted to prospective customers located in North America, during the Initial Term; provided however, that AOL's failure to distribute the minimum number of CD-ROMs required hereunder during the Initial Term shall not constitute a breach of this Agreement by AOL; instead AOL shall be required after the Initial Term to distribute a number of CD-ROMs sufficient to reach such minimum number. In the event that AOL discontinues the distribution of AOL Software via CD-ROMs, AOL will work with MP to provide MP with distribution opportunities that are reasonably satisfactory to MP (e.g. continuation of integration on the AOL Network), and reasonably calculated to provide downloads of the MP Software equal in number to the downloads which would have been reasonably anticipated had the minimum number of CD-ROMs been distributed ("Substitute Distribution"). Notwithstanding the foregoing, AOL agrees to distribute a minimum of [***] of the above-referenced CD-ROMs during the first contract year. For the avoidance of doubt, it is understood and expressly agreed that the CD-ROMs to be distributed by AOL pursuant to this Agreement shall be in addition to, and not in lieu of, those which AOL is required to distribute pursuant to the Prior Agreement. When the end-user installs the AOL Software on the end-user's system, the MP Software installation program will be automatically copied onto the end-user's hard drive, and the end-user will be presented with the opportunity to install the MP Software. AOL will distribute the MP Software together with, and subject to, the terms of the Software License Agreement furnished by MP. Notwithstanding the foregoing, (i) once AOL begins distribution of the MP Software, AOL shall not be obligated to distribute any updates or upgrades to the MP Software, and (ii) AOL reserves the right, in the event of technical problems or incompatibilities (e.g., new "bugs")(collectively, an "Adverse User Situation"), not to include any MP Software on such CD-ROMs (a "Pull"); provided however that, in the event of a Pull, AOL shall deliver written notice thereof to MP within five (5) business days of such Pull. A Pull will remain in effect as long as any Adverse User Situation remains, in AOL's reasonable discretion. Notwithstanding any provision of this Agreement to the contrary, AOL (i) shall not be required to include the MP Software on all CD-ROMs distributed during the Term and (ii) may discontinue the distribution of CD-ROMs at any time during the Term; provided, however, that AOL shall provide MP with Substitute Distribution.

7.  Distribution Requirements.  End-users who install the MP Software
    -------------------------
    distributed pursuant to this will be prompted to send an electronic registration to MP the first time they attempt to use the MP Software via the end-user system on which the MP Software is installed. During such electronic registration, MP shall create a process by which such end-user will be identified as a user obtained through the CD-ROMs distributed by AOL hereunder. AOL agrees not to interfere with, obfuscate, remove or alter any of the automatic installation mechanisms, electronic registration mechanisms, or patent, copyright or other proprietary rights notices included in the MP Software provided by MP to AOL. AOL's obligations

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    under this Section 7 shall be contingent upon MP's delivery of MP Software that has been quality assurance tested in accordance with Section 5 hereof.

8.  Installation and Support. MP shall be solely responsible for providing
    ------------------------
    Customers with installation, maintenance and technical integration support with respect to the MP Software. AOL shall notify MP as soon as possible of AOL's receipt of any customer requests for support or assistance with respect to the MP Software.

9.  Size of MP Software.  MP agrees that  the file size of the MP Software shall
    -------------------
    be at all times during the Term less than  7.5 megabytes.

10. "Above the Fold" Placement.  The MP Software shall be listed "above the
    --------------------------
    fold" among software available for download as part of the CD Extras section of any CD-ROM distributed in fulfillment of this Exhibit H.

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                                   Exhibit I

                            Technology Integration
                            ----------------------

Download Areas
--------------

     In accordance with the Launch Dates below, AOL shall make the MP Software available for download on the AOL Network as follows:

[***]



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[***]



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                                   EXHIBIT J
                                   ---------

                           CO-BRANDING REQUIREMENTS
                           ------------------------



I.   AOL Service. Commencing on a mutually agreed upon date(s) after the
     -----------
     Effective Date. MP shall create a version of the principal Additional MP Channel customized for distribution through the AOL Service (the "MP/AOL Service Site") by (w) developing the MP/AOL Service Site as a "cul de sac" site containing no links outside of the MP/AOL Service Site other than to an agreed upon point on the AOL Service or other AOL or third party Content determined mutually by the Parties, but in no event to an area promoting an MP Competitor (x) displaying on each page of the MP/AOL Service Site headers and footers of size and type determined by MP, after good faith consideration of AOL's requirements, and which contain both AOL Service and MP branding and (y) using commercially reasonable efforts to program each page of the MP/AOL Service Site with a co-branded domain name (e.g., stamps.aol.com). Subject to the terms of this Agreement, the MP/AOL Service Site shall contain Content of substantially the same quality, scope, functionality, terms and conditions as the Content on any Additional MP Channel. MP will, subject to the terms of this Agreement, program and manage the Content on the MP/AOL Service Site for distribution through AOL Service.

II.  AOL.com. Commencing on a mutually agreed upon date(s) after the Effective
     -------
     Date. MP shall create a version of the principal Additional MP Channel customized for distribution through AOL.com (the "MP/AOL.com Site") by (w) developing the MP/AOL.com Site as a "cul de sac" site containing no links outside of the MP/AOL.com Site other than to an agreed upon point on AOL.com or other AOL or third party Content determined mutually by the Parties, but in no event to an area promoting an MP Competitor (x) displaying on each page of the MP/AOL.com Site headers and footers of size and type determined by MP, after good faith consideration of AOL's requirements, and which contain both AOL.com and MP branding and (y) using commercially reasonable efforts to program each page of the MP/AOL.com Site with a co-branded domain name (e.g., stamps.aol.com). Subject to the terms of this Agreement, the MP/AOL.com Site shall contain Content of substantially the same quality, scope, functionality, terms and conditions as the Content on any Additional MP Channel. MP will, subject to the terms of this Agreement, program and manage the Content on the MP/AOL.com Site for distribution through AOL.com.

III. CompuServe Service. Commencing on a mutually agreed upon date(s) after the
     ------------------
     Effective Date. MP shall create a version of the principal Additional MP Channel customized for distribution through CompuServe (the "MP/CIS Site") by (w) developing the MP/CIS Site as a "cul de sac" site containing no links outside of the MP/CIS Site other than to an agreed upon point on the CompuServe or other AOL or third party Content determined mutually by the Parties, but in no event to an area promoting an MP Competitor (x) displaying on each page of the MP/CIS Site headers and footers of size and type determined by MP, after good faith consideration of AOL's requirements, and which contain both CIS and MP branding and (y) using commercially reasonable efforts to program each page of the MP/CIS Site with a co-branded domain name (e.g., stamps.compuserve.com). Subject to the terms of this Agreement, the MP/CIS Site shall contain Content of substantially the same quality, scope, functionality, terms and conditions as the Content on any Additional MP Channel. MP will, subject to the terms of this Agreement, program and manage the Content on the MP/CIS Site for distribution through CIS.

IV.  Netscape Netcenter. Commencing on a mutually agreed upon date(s) after the
     ------------------
     Effective Date. MP shall create a version of the principal Additional MP Channel customized for distribution through Netcenter (the "MP/Netcenter Site") by (w) developing the MP/Netcenter Site as a "cul de sac" site containing no links outside of the MP/Netcenter Site other than to an agreed upon point on Netcenter or other AOL or third party Content determined mutually by the Parties, but in no event to an area promoting an MP Competitor (x) displaying on each page of the MP/Netcenter Site headers and footers of size and type determined by MP, after good faith consideration of AOL's requirements, and which contain both Netcenter and MP branding and (y) using commercially reasonable efforts to program each page of the MP/Netcenter Site with a co-branded domain name (e.g., stamps.netcenter.com). Subject to the terms of this Agreement, the MP/Netcenter Site shall contain Content of substantially the same quality, scope, functionality, terms and conditions as the Content on any Additional MP Channel. MP will, subject to the terms of this Agreement, program and manage the Content on the MP/Netcenter Site for distribution through Netcenter.

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V.   Digital City. Commencing on a mutually agreed upon date(s) after the
     ------------
     Effective Date. MP shall create a version of the principal Additional MP Channel customized for distribution through Digital City (the "MP/DCI Site") by (w) developing the MP/DCI Site as a "cul de sac" site containing no links outside of the MP/DCI Site other than to an agreed upon point on Digital City or other AOL or third party Content determined mutually by the Parties, but in no event to an area promoting an MP Competitor (x) displaying on each page of the MP/DCI Site headers and footers of size and type determined by MP, after good faith consideration of AOL's requirements, and which contain both Digital City and MP branding and (y) using commercially reasonable efforts to program each page of the MP/DCI Site with a co-branded domain name (e.g., stamps.digitalcity.com). Subject to the terms of this Agreement, the MP/DCI Site shall contain Content of substantially the same quality, scope, functionality, terms and conditions as the Content on any Additional MP Channel. MP will, subject to the terms of this Agreement, program and manage the Content on the MP/DCI Site for distribution through AOL Service.

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                                   EXHIBIT K

                                 MAILING LISTS
                                 -------------

1. AOL will extend a [***] discount to Stamps.com off the standard base rental rate for any AOL mailing list available for rental. This discount will only apply to approved Stamps.com list orders that are placed by Stamps.com directly, and not through a 3rd-party list broker.

2. All additional data selects will be billed at 100% of published data card rates.

3. AOL's list management company, List Services, Inc, must receive a final mail sample along with every list order submitted for approval. Rental of mailing lists will be subject to AOL's standard terms and conditions.

4. As with any mailer, Stamps.com will be required to sign and return the standard AOL List Rental Agreement to List Services, before AOL can fulfill the first list rental order.

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